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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

August 29, 2001

INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or Other Jurisdiction of Formation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada 89511

(Address of principal executive offices) (Zip Code)

(775) 448-7777

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report.)

TABLE OF CONTENTS

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     On August 29, 2001, International Game Technology and Anchor Gaming issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibit No. 99.1	Description Text of press release, dated August 29, 2001, of the Registrant and Anchor Gaming.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)

Date: August 30, 2001	By: /s/ Sara Beth Brown

Name: Sara Beth Brown Its: Senior Vice President and General Counsel

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